                                                                   EXHIBIT 99.04

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
               -------------------------------------------------

                   Monthly Period:                  8/1/01 to
                                                    8/31/01
                   Distribution Date:               9/17/01
                   Transfer Date:                   9/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders nd the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during he month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per
        $1,000 original certificate principal amount
                                                           Class A (Quarterly)                          $0.00000
                                                           Class B (Quarterly)                          $0.00000
                                                           CIA                                          $3.94625

    2.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Certificates, per $1,000 original
        certificate principal amount
                                                           Class A (Quarterly)                          $0.00000
                                                           Class B (Quarterly)                          $0.00000
                                                           CIA                                          $3.94625
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-8
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
    3.  The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
        $1,000 original certificate principal amount
                                                           Class A (Quarterly)                          $0.00000
                                                           Class B (Quarterly)                          $0.00000
                                                           CIA                                          $0.00000

B.  Information Regarding the Performance of the Trust.
    --------------------------------------------------

    1.  Allocation of Principal Receivables.
        -----------------------------------

        The aggregate amount of Allocations of Principal
        Receivables processed during the Monthly Period
        which were allocated in respect of the Certificates
                                                           Class A                                $77,355,519.90
                                                           Class B                                $ 6,044,193.60
                                                           CIA                                    $ 9,802,767.77
                                                                                                  --------------
                                                           Total                                  $93,202,481.27

    2.  Allocation of Finance Charge Receivables
        ----------------------------------------

        (a1) The aggregate amount of Allocations of Finance
             Charge Receivables processed during the Monthly
             Period which were allocated in respect of the
             Certificates
                                                           Class A                                 $7,934,553.22
                                                           Class B                                 $  619,968.36
                                                           CIA                                     $1,005,494.94
                                                                                                   -------------
                                                           Total                                   $9,560,016.52

        (b1) Interest Funding Investment Proceeds (to Class A)                                     $    4,206.14
        (b2) Principal Funding Investment Proceeds (to Class A)                                    $        0.00
        (b3) Withdrawals from Reserve Account (to Class A)                                         $        0.00
                                                                                                   -------------
             Class A Available Funds                                                               $7,938,759.36

        (c1) Interest Funding Investment Proceeds (to Class B)                                       $    329.40
             Class B Available Funds                                                                 $620,297.76

    3.  Principal Receivable / Investor Percentages
        -------------------------------------------

        (a)  The aggregate amount of Principal Receivables in
             the Trust as of 08/31/01                                                         $32,106,606,886.19
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
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
        (b)  Invested Amount as of 08/31/01
             (Adjusted Class A Invested Amount
             during Accumulation Period)
                                                           Class A                               $500,000,000.00
                                                           Class B                               $ 39,157,000.00
                                                           CIA                                   $ 63,253,000.00
                                                                                                 ---------------
                                                           Total                                 $602,410,000.00

        (c)  The Floating Allocation Percentage:
                                                           Class A                                        1.523%
                                                           Class B                                        0.119%
                                                           CIA                                            0.193%
                                                                                                          ------
                                                           Total                                          1.835%

        (d)  During the Accumulation Period: The Invested Amount
             as of ______ (the last day of the Revolving Period)
                                                           Class A                                         $0.00
                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00

         (e) The Fixed/Floating Allocation Percentage:
                                                           Class A                                        1.523%
                                                           Class B                                        0.119%
                                                           CIA                                            0.193%
                                                                                                          ------
                                                           Total                                          1.835%

    4.  Delinquent Balances.
        -------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a) 30 - 59 days                                                                       $  458,027,278.44
        (b) 60 - 89 days                                                                       $  313,080,490.58
        (c) 90 - 119 days                                                                      $  234,635,571.22
        (d) 120 - 149 days                                                                     $  193,725,750.16
        (e) 150 - 179 days                                                                     $  160,402,537.09
        (f) 180 or more days                                                                   $            0.00
                                                           Total                               $1,359,871,627.49

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                             Series 1994-8
 Page 4

    5.  Monthly Investor Default Amount.
        -------------------------------

        (a) The aggregate amount of all defaulted Principal
            Receivables written off as uncollectible during the
            Monthly Period allocable to the Invested Amount
            (the aggregate "Investor Default Amount")
                                                           Class A                                 $2,534,267.56
                                                           Class B                                 $  198,015.65
                                                           CIA                                     $  321,151.44
                                                                                                   -------------
                                                           Total                                   $3,053,434.65

        (b) The amount set forth in paragaraph 5(a) above in
            respect of the Monthly Investor Default Amount, per
            original $ 1,000 interest
                                                           Class A                                         $5.07
                                                           Class B                                         $5.06
                                                           CIA                                             $5.08
                                                                                                           -----
                                                           Total                                           $5.07

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        ----------------------------------------------------

        (a) The aggregate amount of Class A Investor Charge-
            Offs and the reductions in the Class B Invested
            Amount and the CIA
                                                           Class A                                         $0.00
                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00

        (b) The amounts set forth in paragraph 6(a) above, per
            $1,000 original certificate principal amount (which
            will have the effect of reducing, pro rata, the
            amount of each Certificateholder's investment)
                                                           Class A                                         $0.00
                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-8
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
        (c) The aggregate amount of Class A Investor Charge-
            Offs reimbursed and the reimbursement of
            reductions in the Class B Invested Amount and the
            CIA

                                                           Class A                                         $0.00
                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00

        (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                           Class A                                         $0.00
                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00

    7.  Investor Servicing Fee
        ----------------------
        (a) The amount of the Investor Monthly Servicing Fee
            payable by the Trust to the Servicer for the
            Monthly Period

                                                           Class A                                   $625,000.00
                                                           Class B                                   $ 48,946.25
                                                           CIA                                       $ 79,066.25
                                                                                                     -----------
                                                           Total                                     $753,012.50

        (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                                           Class A                                   $1.25000000
                                                           Class B                                   $1.25000000
                                                           CIA                                       $1.25000000
                                                                                                     -----------
                                                           Total                                     $1.25000000


    8.  Reallocated Principal Collections
        ---------------------------------
            The amount of Reallocated CIA
            and Class B Principal Collections applied in respect
            of Interest Shortfalls, Investor Default Amounts or Investor
            Charge-Offs for the prior month.

                                                           Class B                                         $0.00
                                                           CIA                                             $0.00
                                                                                                           -----
                                                           Total                                           $0.00

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 MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-8
 Page 6

    9.  Collateral Invested Amount
        --------------------------
        (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                                             $63,253,000.00

        (b) The Required CIA Invested Amount as of the
            close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                                             $63,253,000.00

    10. The Pool Factor
        ---------------
            The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the
            Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                                           Class A                                    1.00000000
                                                           Class B                                    1.00000000
                                                           Total                                      1.00000000

    11. The Portfolio Yield
        -------------------
            The Portfolio Yield for the related Monthly Period                                            12.97%

    12. The Base Rate
        -------------
            The Base Rate for the related Monthly Period                                                   5.82%

C.  Information Regarding the Interest Funding Account
    --------------------------------------------------
                                                                                      Class A          Class B
                                                                                      -------          -------
    Beginning Balance                                                             $        0.00      $      0.00
            Plus: Interest for Related Monthly Period from
                  Finance Charge Account                                          $1,741,666.67      $143,934.61
            Plus: Interest on Interest Funding Account Balance
                  for Related Monthly Period                                      $    4,206.14      $    329.40
            Less: Withdrawals to Finance Charge Account                           $    4,206.14      $    329.40
            Less: Withdrawals to Distribution Account                             $        0.00      $      0.00
   Ending Balance                                                                 $1,741,666.67      $143,934.61

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1994-8
Page 7

D   Information Regarding the Principal Funding Account
    ---------------------------------------------------

    1.   Accumulation Period

    (a)  Accumulation Period Commencement Date                                                        10/01/2001

    (b)  Accumulation Period Length (months)                                                                   1

    (c)  Accumulation Period Factor                                                                        41.64

    (d)  Required Accumulation Factor Number                                                                   8

    (e)  Controlled Accumulation Amount                                                          $500,000,000.00

    (f)  Minimum Payment Rate (last 12 months)                                                            12.86%

    2.   Principal Funding Account
         -------------------------

         Beginning Balance                                                                                 $0.00
              Plus: Principal Collections for related Monthly Period from
                    Principal Account                                                                       0.00
              Plus: Interest on Principal Funding Account Balance for
                    related Monthly Period                                                                  0.00

              Less: Withdrawals to Finance Charge Account
              Less: Withdrawals to Distribution Account                                                     0.00
         Ending Balance                                                                                     0.00
                                                                                                            ----
                                                                                                            0.00
      3. Accumulation Shortfall
         ----------------------
               The Controlled Deposit Amount for the previous
               Monthly Period                                                                              $0.00

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                                                     $0.00

               Accumulation Shortfall                                                                      $0.00
                                                                                                           -----
               Aggregate Accumulation Shortfalls                                                           $0.00

      4. Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                                                              $0.00

         Less: Principal Funding Investment Proceeds                                                       $0.00
                                                                                                           -----
               Principal Funding Investment Shortfall                                                      $0.00
                                                                                                           -----

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 8

E.  Information Regarding the Reserve Account
    -----------------------------------------

    1. Required Reserve Account Analysis
       ---------------------------------

       (a)  Required Reserve Account Amount percentage                                                  0.00000%

       (b)  Required Reserve Account Amount ($)                                                            $0.00
            .5% of Invested Amount or other amount
            designated by Transferor)

       (c)  Required Reserve Account Balance after effect of
            any transfers on the Related Transfer Date                                                     $0.00

       (d)  Reserve Draw Amount transferred to the Finance
            Charge Account on the Related Transfer Date                                                    $0.00

    2. Reserve Account Investment Proceeds
       -----------------------------------
       Reserve Account Investment Proceeds transferred to the
       Finance Charge Account on the Related Transfer Date                                                 $0.00

    3. Withdrawals from the Reserve Account
       ------------------------------------
       Total Withdrawals from the Reserve Account transferred
       to the Finance Charge Account on the related Transfer                                               $0.00
       Date (1 (d) plus 2 above)

    4. The Portfolio Adjusted Yield
       ----------------------------
       The Portfolio Adjusted Yield for the related Monthly Period                                         5.54%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                              First USA Bank, National Association
                              as Servicer


                              By:  /s/ Tracie Klein
                                  --------------------------
                                   Tracie Klein
                                   First Vice President